Exhibit 99.1

z Annual Shareholders’ Meeting May 16, 2023 2023

z Charles H. Gent, Jr. Recognition WHEREAS, Charles H. Gent, Jr. has submitted his resignation effective February 21, 2023, after completing outstanding service to New Peoples Bankshares , Inc. and Subsidiaries since 1998; and WHEREAS, Mr. Gent provided excellent leadership and service to New Peoples Bankshares Inc. and Subsidiaries by serving as a Board member and made a number of significant contributions to the Company; and WHEREAS, Mr. Gent has earned the admiration and respect of the Board of Directors, employees, shareholders, and customers at New People Bankshares , Inc. and Subsidiaries for his dedication, integrity, enthusiasm, professionalism, and hard work; NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors herewith expresses its sincere gratitude for the invaluable contributions he has made to New Peoples Bankshares , Inc. and Subsidiaries; FURTHERMORE RESOLVED, this Board of Directors extends to Charles H. Gent, Jr. and his family blessings for good health and best wishes for the future; and, BE IT FURTHER RESOLVED, this resolution be spread upon the permanent minutes of the Board and that copies be sent to Mr. Gent to share with his family.

z Cautionary Statement Regarding Forward - Looking Statements This presentation includes forward - looking statements . These forward - looking statements are based on current expectations that involve risks, uncertainties, and assumptions . Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially . These risks include : changes in business or other market conditions ; the timely development, production and acceptance of new products and services ; the challenge of managing asset/liability levels ; the management of credit risk and interest rate risk ; the difficulty of keeping expense growth at modest levels while increasing revenues ; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10 - Q, current reports filed on Form 8 - K, and the Annual Report on Form 10 - K for the most recent fiscal year end . Pursuant to the Private Securities Litigation Reform Act of 1995 , the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward - looking statements are made . 3

z Vision Statement New Peoples Bank will be a high performing bank and the #1 financial institution of choice in Central Appalachia making our customers’, investors’, employees’ and communities’ dreams come true.

z Mission Statement New Peoples Bank provides high - quality, state - of - the - art, Golden - Rule banking services to our customers generating an above average return to our shareholders and providing an engaging and rewarding work environment for our family of employees.

z Strategic Goals ▪ Improve earnings by maximizing efficiencies, growing deposits, loans and other earning assets; and increasing non - interest income revenue

z Net Income Trend 2020 $2.9M 2021 $7.0M 2022 $8.1M

z Net Interest Income Trend 2020 $25.1M 2021 $27.2M 2022 $28.2M

z Efficiency Ratio Trend 2020 81.10% 2021 75.56% 2022 70.60% The efficiency ratio, a non - GAAP measure, which is defined as noninterest expense divided by the sum of net interest income plus noninterest income.

z Past 5 Quarters Key Performance Trends 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 Net Income (In Thousands) $1,921 $1,923 $1,986 $2,252 $2,021 Return on Average Equity 12.35% 13.45% 13.70% 16.25% 14.05% Return on Average Assets 0.97% 0.94% 0.94% 1.10% 1.07% Efficiency Ratio 71.59% 72.40% 70.25% 68.51% 72.56% Tier 1 Leverage Capital Ratio (Bank Level) 9.95% 9.88% 9.86% 10.40% 10.98%

z Strategic Balance Sheet Trend (In Millions) December 31, 2018 – March 31, 2023 2018 2019 2020 2021 2022 3/31/2023 Total Assets 682.1 706.4 756.3 794.6 775.4 793.6 Total Loans 547.1 562.5 575.6 593.7 584.6 590.5 Total Deposits 596.0 621.5 668.0 707.5 692.7 708.8 793.6 590.5 708.8 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 Dollars in millions 11

z Past 5 Quarters Key Balance Sheet Trends (In Millions) 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 Total Assets $813.5 $847.0 $828.6 $775.4 $793.6 Total Loans, net of allowance for credit losses $588.3 $578.8 $573.3 $577.9 $583.8 Total Deposits $731.0 $707.1 $723.9 $692.7 $708.8 Total Stockholders’ Equity $58.9 $56.2 $55.2 $57.2 $59.7

z Strategic Goals ▪ Manage risks to an acceptable level while maintaining capital levels and proactively safeguarding asset quality

z Accomplishments 2022 & QTD March 31, 2023 ▪ Successfully Overcame Cybersecurity Incident ▪ Leverage Capital Ratio Now Exceeds Long Term Goal of > 10.00% ▪ Asset Quality Is Best It’s Been in over 15 Years ▪ Received Great Safety and Soundness And Compliance Regulatory Exams

z Capital Ratio Trend – Actual Tier 1 Leverage Ratio (Bank Only) December 31, 2018 through March 31, 2023 2018 2019 2020 2021 2022 3/31/2023 Leverage Ratio 9.59% 9.43% 9.49% 9.86% 10.40% 10.98% Short Term Goal 9.00% 9.00% 9.00% 9.00% 9.00% 9.00% Long Term Goal 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 15

z Nonperforming Assets (In thousands) December 31, 2018 through March 31, 2023 2018 2019 2020 2021 2022 3/31/2023 Total NPAs $12,306 $8,549 $8,882 $4,302 $3,674 $3,088 OREO $5,937 $3,393 $3,334 $1,361 $261 $261 Nonaccrual Loans $6,369 $5,156 $5,548 $2,941 $3,413 $2,827 90 Days + Accruing Interest $- $- $- $- $- $- $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Dollars in thousands Nonperforming Assets 16

z Past 5 Quarters Key Ratios Trends 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 NPA to Total Assets 0.42% 0.47% 0.49% 0.47% 0.39%

z Loan Classifications (In thousands) December 31, 2018 through March 31, 2023 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2018 2019 2020 2021 2022 3/31/2023 Dollars in thousands 2018 2019 2020 2021 2022 45016 Special Mention $10,510 $8,832 $14,614 $11,706 $3,238 $737 Substandard $7,274 $4,846 $5,408 $2,901 $3,413 $2,827 Doubtful $- $286 $- $- $- $- Loans by Classification 18

z ALLL Trends (In thousands & percentage) December 31, 2018 through March 31, 2023 2018 2019 2020 2021 2022 3/31/2023 ALLL $5,336 $5,368 $7,191 $6,735 $6,727 $6,661 ALLL as % of Total Loans 0.98% 0.95% 1.25% 1.13% 1.15% 1.13% 0.98% 0.95% 1.25% 1.13% 1.15% 1.13% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Dollars in thousands ALLL Trends 19

z Strategic Goals ▪ Recruit, retain, develop, reward, support equip and empower a higher performing diversified workforce

z Accomplishments 2022 & QTD March 31, 2023 ▪ Performed Compensation Payscale Review and Implemented Changes ▪ Rewarded Employees with Profit Sharing and Production Incentive Pay ▪ Further Developing Training Program ▪ Raised Minimum Wage to $16.00 per hour ▪ Improved Employee Benefits ▪ 6% Match on 401 K Employer Contribution with shorter vesting period ▪ Up to 5 Vacation Days Carryover to Following Year ▪ Paternity Leave ▪ Flexible Schedules ▪ Full Time Status Benefits Available For Greater Than 30 Hours Per Week ▪ Implemented Long Term Incentive Pay Plan

z Strategic Goals ▪ Obtain new and retain existing profitable customer relationships by providing a customer experience focused on superior customer service, state of the art digital banking solutions, and relevant products

z Accomplishments 2022 & QTD March 31, 2023 ▪ Successful Small Business Product Launch ▪ Enhanced Features of Various Deposit Products ▪ Received Forbes 2022 Award For Best in State Banks for Virginia

z Strategic Goals ▪ Strategically grow and build brand awareness in targeted markets and demographics

z Boone, NC IMG_3113.CR2IMG_3113.CR2IMG_3113.CR2

z Strategic Goals ▪ Generate profits to provide sufficient capital for growth and dividends while enhancing shareholder value, return and liquidity

z Retained Deficit / Earnings & Dividend Trend (In thousands) December 31, 2012 through March 31, 2023 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3/31/2023 Dividend 1,196 1,430 Retained (Deficit)/ Earnings (19,409) (17,925) (17,685) (15,023) (14,065) (10,847) (9,928) (7,869) (4,979) 2,031 8,917 9,296 -$20,000 -$15,000 -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 Dollars in thousands 27

z 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 5/15/23 Stock Price $1.00 $1.26 $1.51 $1.75 $2.00 $2.00 $2.02 $1.65 $2.04 $2.30 $2.05 Book Value 1.83 1.87 1.97 2.01 2.13 2.14 2.28 2.43 2.66 2.40 2.50 High 2.20 1.66 1.69 1.75 2.40 2.40 3.30 2.95 2.50 2.41 2.53 Low 1.00 1.00 1.26 1.36 1.64 1.25 1.40 1.36 1.70 2.02 2.05 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 Dollars 28 Stock Price & Book Value Trend December 31, 2013 – May 15, 2023 * * At May 15, 2023 and Other Stock Prices Represent Highs and Lows on a Monthly Basis as Traded on the OTCBB. Book Value at 5/15/23 is at 3/31/23. Source: Yahoo!Finance

z Stock Repurchase Program ▪ The board of directors has given authorization to repurchase up to 500,000 shares of the Company’s outstanding common stock through March 31, 2024. ▪ Repurchases may be made through open market purchases or in privately negotiated transactions. ▪ The actual means and timing of any purchases, number of shares and prices or range of prices will be determined by the Company in its discretion and will depend on a number of factors, including the market price of the Company’s common stock, general market and economic conditions, and applicable legal and regulatory requirements. ▪ There is no assurance that the Company will purchase any shares under this program. ▪ If interested, please contact your broker or Kristy Northern, Assistant Secretary at 276 - 873 - 7023

z We ar e your bank . NEW PEOPLES BANK

z 31 Thank you! Janney Montgomery Scott LLC 1475 Peachtree St. NE, Suite 800 Atlanta, GA 30309 Office: 800.526.6397 DA Davidson & Co. 121 W. Forsyth St., Suite 820 Jacksonville, FL 32202 Office: 888.877.6807 Market Makers OTCMKTS: NWPP